Exhibit 10.2

SATISFACTION AGREEMENT

THIS SATISFACTION AGREEMENT, dated as of 2 November, 2023 (this “Agreement”) between Wearable Health Solutions, Inc., a Nevada corporation (the “Company”), with an address at 2901 W. Coast Highway, Suite 200 Newport Beach, CA 92663 and Peter Pizzino with an address at 2901 W. Coast Highway, Suite 200 Newport Beach, CA 92663 (the “Creditor”) (each a “Party” and collectively the “Parties”).

WITNESSETH:

WHEREAS, the Creditor is the President, Director and majority shareholder of the Company.

WHEREAS, the Company owes Creditor a debt for payments made on behalf of the Company for professional services such as professional fees, state fees and filing fees, and inventory purchased on Creditor’s credit cards as set forth on Schedule A (the “Creditor Debt”).

WHEREAS, the Creditors payments to the Company are set forth on Schedule B (the “Creditor Inventory”) was acquired through the Creditor Debt.

WHEREAS, the Company and Creditor desire to settle the Creditor Debt on the terms set forth herein.

NOW THEREFORE, in consideration of the mutual benefits accruing to parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

SATISFACTION

1.1. Payments. Company agrees to make the following payments to the Creditor in full satisfaction of the Creditor Debt:

a. A secured note in the amount of $279,940 in the form annexed hereto as Exhibit A, secured by certain assets of the Company as set forth in the note. In addition, in the event any of the Creditor’s bank accounts or credit cards are charged after the date of this agreement for expenses of the Company the Company shall amend the Note to include such expenses.

1.2. Satisfaction. Creditor agrees that the past Creditor Debt is satisfied in full. Creditor shall only be entitled to payments owed hereunder, for past payments made to the Company.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1. Representations and Warranties of Company. Company hereby make the following representations and warranties:

(a) The Company has the full power and authority to enter into this Agreement and to consummate the transaction. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors’ rights generally, and by legal and equitable limitations on the availability of specific remedies.

(b) The execution, delivery and performance by the Company of this Agreement and consummation by the Company of the transaction does not and will not: (i) violate the organizational documents of the Company, (ii) violate any decree or judgment of any court or other governmental authority applicable to or binding on the Company; (iii) violate any provision of any federal or state statute, rule or regulation which is, to the Company’s knowledge, applicable to the Company; or (iv) violate any contract to which the Company or any of their assets or properties are bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of , any agreement, indenture or instrument to which the Company is a party. Except for the release of the lien that is happening contemporaneously herewith, no consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by the Company of this Agreement or the consummation of the transaction.

2.2 Representations and Warranties of the Creditor. Creditor hereby make the following representations and warranties:

(a) Creditor has full power and authority to enter into this Agreement and to consummate the transaction. This Agreement has been duly and validly executed and delivered by Creditor and constitutes the legal, valid and binding obligation of Creditor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

(b) The execution, delivery and performance by Creditor of this Agreement and consummation by Creditor of the transaction does not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on Creditor; (ii) violate any provision of any federal or state statute, rule or regulation which is, to Creditor’s knowledge, applicable to the Creditor; or (iii) violate any contract to which Creditor is a party or by which Creditor or any of its respective assets or properties are bound. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by Creditor of this Agreement or the consummation of the transaction.

ARTICLE III

MISCELLANEOUS

3.1 Entire Agreement; Amendments. The Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

3.2 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Creditor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

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3.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

3.4 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

3.5 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

3.6 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing.

3.7 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. If any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

3.8 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Satisfaction Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY

Wearable Health Solutions, Inc.

/s/ Harrysen Mittler
By:	Harrysen Mittler
Its:	CEO

CREDITOR

/s/ Peter Pizzino
By:	Peter Pizzino

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